Exhibit 99.2

Hyperion DeFi © 2025 1 HYPD Q3 2025 Earnings Supplement More than just HYPE. NASDAQ: HYPD

Forward-Looking Statements; Disclaimer

Except for historical information, all the statements, expectations and assumptions contained in this presentation are forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements, our future activities or other future events or conditions, including the estimated market opportunities for our platform technology, the viability of, and risks associated with, our cryptocurrency treasury strategy, and the growth and revenue potential of the Hyperliquid ecosystem and the growth prospects of Hyperion DeFi, Inc. ("Hyperion DeFi", "Hyperion" or the "Company") (NASDAQ:HYPD). These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and in some cases are likely to, differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors discussed from time to time in documents which we file with the U.S. Securities and Exchange Commission (the "SEC"), including in particular, the risks of our cryptocurrency strategy as detailed in our reports filed with the SEC .

Any forward-looking statements speak only as of the date on which they are made, and except as may be required under applicable securities laws, Hyperion DeFi does not undertake any obligation to update any forward-looking statements.

Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and Hyperion DeFi's own internal estimates and research. While Hyperion DeFi believes these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of Hyperion DeFi's internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. You should conduct your own investigation and analysis of Hyperion DeFi, its business, prospects, results of operations and financial condition. In furnishing this information, Hyperion DeFi does not undertake any obligation to provide you with access to any additional information (including forward-looking information and any projections contained herein) or to update or correct the information.

All figures in this deck are not audited.

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Hyperion DeFi (HYPD): Q3 2025 Key Operating & Financial Results

		September 30, 2025 (Unless Otherwise Indicated)
HYPE – Digital Assets[1]	$	37,954,590
Gross HYPE Holdings [2]	**$**	**77,751,604**
Gross HYPE Tokens [3]		1,720,549
HYPE Tokens Staked at Kinetiq x Hyperion Validator (9/30)[4]		8,249,233
HYPE Tokens Staked at Kinetiq x Hyperion Validator (10/31)[4]		13,210,917
Net Asset Value[2]	$	74,545,583
Revenue	$	302,506
Adjusted Revenue[2]	**$**	**361,277**
Income From Operations	$	4,428,191
Net Income	**$**	**6,625,582**
Net Income Attributable to Participating Securities	$	5,830,582
Weighted Average Common Shares Outstanding - Basic		6,027,713
Weighted Average Common Shares Outstanding - Diluted		28,951,915
Net Income Per Common Share - Basic	$	0.26
Net Income Per Common Share - Diluted	$	0.05
Adjusted EBITDA[2]	**$**	**7,951,003**

Note: Throughout this document, totals may not sum due to rounding. Calculations are based on unrounded results. N.M. is the abbreviation for "Not Meaningful".
(1) "HYPE – Digital Assets", a GAAP measure, does not include "HiHYPE", which is Hyperion's liquid staking HYPE token.
(2) Unaudited Non-GAAP financial measure. Important GAAP to Non-GAAP reconciliations are provided beginning on page 11.
(3) Unaudited supplemental disclosure described more fully on page 14.
(4) Unaudited supplemental operating disclosure; information is available real-time via public sources.

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Hyperion DeFi © 2025 4 Why Hyperliquid (HYPE)? Top 1 revenue and Top 11 market cap cryptocurrency Source: CoinMarketCap Source: Artemis As of October 31, 2025 Top Fees (24h) NAME 1 Bitcoin BTC 2 Ethereum ETH 3 Tether USDT 4 BNB BNB 5 XRP XRP 6 Solana SOL 7 USDC USDC 8 Dogecoin DOGE 9 TRON TRX 10 Cardano ADA 11 Hyperliquid HYPE 12 Chainlink LINK MARKET CAP $2,186,874,049,462 $464,091,919,702 $183,432,854,301 $149,721,190,958 $148,551,454,148 $102,467,136,308 $75,954,885,285 $28,060,546,470 $27,799,535,500 $21,870,760,277 $14,340,268,312 $11,803,075,719 Market Cap: Top 12 Cryptocurrencies As of October 31, 2025

Hyperion DeFi © 2025 5 BUYBACKS MARKET CAP (2) STAKING YIELD FIXED SUPPLY TOKEN $2,186,874,049,462 Bitcoin $464,091,919,702 Ethereum $102,467,136,308 Solana $14,340,268,312 Hyperliquid Hyperliquid’s Unique Token Design Hyperliquid generates an annualized revenue of ~ $ 1 . 3 B+ (1) . 99 % of this revenue goes back to daily buybacks of HYPE into the Assistance Fund, a powerful mechanism relative to its circulating market cap . Assistance Fund HYPE ~34.25M Assistance HYPE $ ~1.45B Source: Hypurrscan (1) Based upon annual daily revenue of ~$3.5M observed in October 2025 (2) As of October 31, 2025; Source: CoinMarketCap

Hyperliquid's (HYPE) Trading Platform Is Experiencing Rapid Adoption And Growth

Hyperliquid Cryptocurrency Market Cap Ranking
#11
Source: CoinMarketCap

Hyperliquid Market Cap
~$14.3 Billion
Source: CoinMarketCap

Hyperliquid Marketplace Users
~800,000
Source: Hyperliquid Stats

Hyperliquid Maximum Token Supply
1 Billion
Source: CoinMarketCap

Hyperliquid Circulating Token Supply
~337 Million
Source: CoinMarketCap

Hyperliquid Cryptocurrency Daily Revenue Ranking
#1
Source: Artemis

Daily Hyperliquid Fees
~$3M to Hyperliquid
~$2M to Applications
Source: Defi Llama

Daily Trading Volume on Hyperliquid
$12 Billion
Source: Defi Llama

Top Front-ends (& 30-day Rev):
Based ($10M)
Phantom ($9M)
pvp.trade ($8M)
Source: Flowscan

As of October 31, 2025

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Hyperion DeFi © 2025 7 Hyperliquid’s Parabolic Growth Hyperliquid has become the leading platform for on - chain derivatives, seen through its rapidly growing fees and crypto perpetuals (“perp”) trading volume expansion since its Token Genesis Event in November 2024. Source: Defi Llama Key Metrics Total Value Locked App Fees (24h) Crypto Spot Volume (24h) Perps Volume (24h) Open Interest $HYPE Price $HYPE Market Cap $HYPE Fully Diluted Value $4.89b $4.97m $433.7m $11.905b $9.311b $42.59 $14.34b $42.596b >$ 3 Trillion CUMULATIVE PERP VOLUME Hyperliquid (HYPE) As of October 31, 2025 >$ 700 Million CUMULATIVE HYPERLIQUID FEES

Early Mover Advantages Create Unique Opportunities for Compounding Revenue Streams

(June through October 2025)



RETURNS
June
October
Hyperliquid Staking Yield
Validator Commissions
Hyperliquid Staking Yield
Yield Enhancement
Validator Commissions
Hyperliquid Staking Yield
Received 3M Foundation HYPE Delegation
DeFi Monetization
Yield Enhancement
Validator Commissions
Hyperliquid Staking Yield
Ecosystem Rewards
DeFi Monetization
Yield Enhancement
Validator Commissions
Hyperliquid Staking Yield
Co-Branded Kinetiq Validator
Launched “HiHYPE” Liquid Staking Token
CREDO
HAUS Credo Execution
HAUS Felix Execution
Native Markets Partnership

HYPERION DEFI’S RAPIDLY COMPOUNDING DEFI STRATEGY

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How HYPD Drives the Institutional Adoption Flywheel


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1 **Hyperion DeFi stakes and deploys HYPE into the Hyperliquid Ecosystem**

2 **Clients unlock unique utility on Hyperliquid; Hyperion DeFi earns fees from Clients**

- Reduced Trading Fees (Credo)
- Launch of New "HIP3" Financial Markets (Felix)
- Enable Native Markets' USDH "Aligned Stablecoin"

3 **Client activity promotes broader Hyperliquid adoption**

4 **Hyperion earns Validator Commissions and Ecosystem Rewards**

- Eligible for KNTQ

5 **Hyperion DeFi reinvests revenues to purchase more HYPE**

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Hyperion DeFi © 2025 10 Hyperion DeFi’s validator has over 13M HYPE and is a top 10 validator We achieved 60% staked token growth in October, up from 8M in September As of October 31, 2025 Source: hyperliquid.xyz

Hyperion DeFi © 2025 11 GAAP to Non - GAAP Reconciliation

Non-GAAP Financial Measures

In addition to our results determined in accordance with GAAP, this presentation and the accompanying tables contain Adjusted Revenue, Gross HYPE Holdings, Net Asset Value, and Adjusted EBITDA, which are non-GAAP financial measures. Adjusted Revenue, Gross HYPE Holdings, Net Asset Value, and Adjusted EBITDA are unaudited, presented as supplemental disclosure, and should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Please see page 13 for a reconciliation of Revenue to Adjusted Revenue during the three months ended September 30, 2025. Please see page 14 for a reconciliation of HYPE - Digital Assets to Gross HYPE Holdings as of September 30, 2025. Please see page 15 for a reconciliation of HYPE - Digital Assets to Net Asset Value as of September 30, 2025. Please see page 16 for a reconciliation of Net Income to Adjusted EBITDA during the three months ended September 30, 2025.

It is important to note that the particular items we exclude from, or include in, Adjusted Revenue, Gross HYPE Holdings, Net Asset Value, and Adjusted EBITDA may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies in the same industry. We also periodically review our non-GAAP financial measures and may revise these measures to reflect changes in our business or otherwise.

"Adjusted Revenue" reflects all staking, commissions, and gross operational, asset-generating business activity in-period. It is reconciled to the GAAP measure "Revenue" by adding accumulated but unrealized rewards on HiHYPE. Staking rewards are not recognized from a GAAP Revenue perspective on our liquid staking token; instead, conversion back from HiHYPE into HYPE may result in a gain in connection with recognizing the market value of HYPE (including earned staking rewards) versus derecognizing the carrying value of HiHYPE upon conversion. We believe Adjusted Revenue provides a more complete view of our staking activities and overall recurring business profile, without potential period-to-period variability due to HiHYPE liquid staking activities. As such, Adjusted Revenue is an important metric used by our management for financial, risk management and operational decision-making, and provides an additional tool for investors to use to understand and compare our operating results across accounting periods.

"Gross HYPE Holdings" is the gross market value of the Company's HYPE assuming all HiHYPE tokens were converted back to HYPE tokens as of September 30, 2025. It is reconciled to the GAAP measure "HYPE - Digital Assets" by adding (i) HiHYPE Tokens at carrying value and (ii) the unrealized accretion (dilution) expected upon HiHYPE to HYPE reconversion as of September 30, 2025. We believe Gross HYPE Holdings is a helpful non-GAAP financial measure to our management and investors because it eliminates the temporary financial impacts caused by the conversion of HYPE tokens into HiHYPE tokens, which (a) derecognizes staking rewards and commissions on our HiHYPE tokens and (b) does not recognize upward mark-to-market movements in underlying HYPE tokens given HiHYPE is carried at the lower of cost basis or impaired value. As such, it provides useful information about our balance sheet, allows for greater transparency with respect to important metrics used by our management for financial, risk management and operational decision-making, and provides an additional tool for investors to use to understand and compare our operating results across accounting periods.

"Net Asset Value" is the market value of our marketable digital assets less net outstanding debt. It is reconciled to the GAAP measure "HYPE - Digital Assets" by (i) adding HiHYPE Tokens at carrying value, (ii) adding the unrealized accretion (dilution) expected upon HiHYPE to HYPE reconversion, (iii) adding Current Assets, (iv) subtracting Current Liabilities, and (v) subtracting Notes Payable (Non-current portion, without subtracting corresponding debt discounts or any unamortized issuance expenses). We believe Net Asset Value is a helpful non-GAAP financial measure to our management and investors because it provides a more complete picture of our net liquid and marketable assets. It does not include Other Digital Assets which may not be immediately marketable. It does not include other non-current assets or non-current liabilities beyond the aforementioned items. The Company believes "Net Asset Value provides useful information about our balance sheet and financial performance, enhances the overall understanding of our past performance and future prospects, allows for greater transparency with respect to important metrics used by our management for financial, risk management and operational decision-making, and provides an additional tool for investors to use to understand and compare our operating results across accounting periods.

"Adjusted EBITDA" is a financial earnings measure meant to reflect management's view of recurring business activities and a more comparable view of the mark-to-market impacts on our digital asset treasury holdings in-period. It is reconciled to the GAAP measure "Net Income (Loss)" by removing (i) equity based compensation, (ii) interest expense, (iii) income taxes, (iv) depreciation and amortization expense (excluding amortization of operating lease), (v) non-recurring gains from reductions in life sciences liabilities, and (vi) other non-recurring items which we do not consider material in nature; and, it adds the in-period change in unrealized accretion (dilution) expected upon HiHYPE to HYPE reconversion. The items excluded from our Adjusted EBITDA are excluded because they are non-cash in nature, or because the amount and timing of these items are unpredictable, are not driven by core results of operations, and render comparisons with prior periods and competitors less meaningful. We add to Adjusted EBITDA the in-period change in unrealized accretion (dilution) expected upon HiHYPE to HYPE reconversion to give a more complete picture of mark-to-market impacts on our HYPE holdings, disregarding the temporary conversion of HYPE to HiHYPE. Adjusted EBITDA is used by management, in addition to GAAP financial measures, to understand and compare our operating results across accounting periods, for risk management and operational decision-making purposes. This non-GAAP measure provides investors with additional information in evaluating the Company's operating performance.

Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool.

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Hyperion DeFi © 2025 13 Reconciliation of Adjusted Revenue (unaudited) (1) Represents staking rewards on staked HYPE tokens which have been derecognized and converted into HiHYPE , which is Hyperion DeFi’s liquid staking token. Staking rewards are not recognized from a GAAP Revenue perspective on our HiHYPE ; instead, conversion back from HiHYPE into HYPE may result in a gain in connection with recognizing the market value of HYPE (including earned staking rewards) versus d ere cognizing the carrying value of HiHYPE upon conversion. For the Three Months Ended September 30, 2025 $ 302,506 Revenue 58,771 Add: Accumulated but unrealized staking rewards on HiHYPE (1) $ 361,277 Adjusted Revenue

Hyperion DeFi © 2025 14 September 30, 2025 Token Price Token Count Value $ $ 45.19 839,889 $ 37,954,590 HYPE - Digital Assets Add: $ 39.74 877,871 34,884,932 HiHYPE Tokens at Carrying Value N.M. 2,788 4,912,082 Unrealized accretion (dilution) upon future HiHYPE to HYPE Token Conversion (1) $ 77,751,604 Gross HYPE Holdings $ 45.19 1,720,549 Gross HYPE Tokens (3) $ 4,912,082 Memo: In - Period Change in unrealized accretion (dilution) expected upon HiHYPE to HYPE reconversion (2) (1) Represents the estimated future financial implications if all company - owned HiHYPE tokens were reconverted to HYPE as of September 30, 2025. Encapsulates both the conversion of HiHYPE to HYPE plus the realization of previously accrued but unrecognized staking rewards. (2) Represents the change in “Unrealized accretion (dilution) upon future HiHYPE to HYPE reconversion” versus June 30, 2025. The Company did not hold any HiHYPE tokens on or prior to June 30, 2025. (3) Unaudited supplemental disclosure. Reconciliation of Gross HYPE Holdings (unaudited) And, supplemental reconciliation of Gross HYPE Tokens (3)

Hyperion DeFi © 2025 15 September 30, 2025 Value $ $ 37,954,590 HYPE - Digital Assets 34,884,932 Add: HiHYPE Tokens at Carrying Value 4,912,082 Add: Unrealized accretion (dilution) expected upon HiHYPE to HYPE reconversion 9,085,767 Add: Current Assets (4,037,092) Subtract: Current Liabilities (8,254,696) Subtract: Notes Payable (1) $ 74,545,583 Net Asset Value (1) Non - current portion; does not subtract debt discount of $598,691 as of September 30, 2025. Reconciliation of Net Asset Value (unaudited)

Hyperion DeFi © 2025 16 (1) Does not include Amortization of Operating Lease. (2) Gain on extinguishment of liability and a reduction in accrued liability within other income was $2.2 million and $0.2 mi lli on respectively, combined totaling $2.4 million. (3) Includes gains on sales of equipment, release of reserves held against potential returns of company - sold items, and a one - ti me realized payment in connection with a terminated LOI. For the Three Months Ended September 30, 2025 $ 6,625,582 Net Income (Loss) Add back: (1,347,031) Equity based compensation 223,080 Interest expense - Income taxes - Depreciation and amortization expense (1) (2,407,154) Reductions in life sciences liabilities (2) (55,557) Other Non - Recurring Items (3) 4,912,082 Add: In - Period Change in unrealized accretion (dilution) expected upon HiHYPE to HYPE reconversion $ 7,951,004 Adjusted EBITDA Reconciliation of Adjusted EBITDA (unaudited)

Hyperion DeFi © 2025 17 Frictionless exposure to Hyperliquid’s native token HYPE. Access next - generation Decentralized Finance (DeFi). Bridging public markets and on - chain strategies. More than just HYPE. NASDAQ: HYPD